QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 31.4

CERTIFICATION PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ellen B. Richstone, Chief Financial Officer, of Sonus Networks, Inc., certify that:

        1.     I have reviewed this Amendment No. 1 on Form 10-K/A to the Annual Report on Form 10-K for the year ended December 31, 2004 ("Amendment") of Sonus Networks, Inc.; and

        2.     Based on my knowledge, this Amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Amendment.

Date: April 29, 2005
/s/ ELLEN B. RICHSTONE Ellen B. Richstone Chief Financial Officer (Principal Financial Officer)

QuickLinks

  EXHIBIT 31.4
CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002